UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Multi-Strategy Alternatives Fund

(Class I: KCMIX)

(Class R-1: KCMTX)

ANNUAL REPORT

APRIL 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (833) 297-2587 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (833) 297-2587 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

AXS Multi-Strategy Alternatives Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS Multi-Strategy Alternatives Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

Dear Fellow Shareholders,

As the sole subadvisor to the AXS Multi-Strategy Alternatives Fund (“the Fund”), we write this annual shareholder letter as of fiscal year end on April 30, 2020.

OVERVIEW

During this most recent fiscal year, the Fund was acquired by AXS Investments (“AXS”) in October 2019, at which point the Fund’s name changed to the AXS Multi-Strategy Alternatives Fund. Kerns Capital Management, Inc. (“KCM”) continues to portfolio manage the Fund’s strategy as KCM always has.

The S&P 500 experienced significant volatility both in 2019 and with the Coronavirus correction, with an annualized volatility1 of over 23% and a max drawdown2 of 33% for the 12-month period. Due in part to our hedge signals, the Fund kept its annualized volatility and max drawdown below 15% with a beta3 of 0.33 to the S&P 500 for the year.

INVESTMENT STRATEGY

The AXS Multi-Strategy Alternatives Fund is a liquid, equity-focused macro fund with the flexibility to invest globally and tactically, including long/short,4 across all asset classes. The Fund's flexible mandate gives it the ability to invest globally in a wide variety of asset classes, company sizes, industries and equity types (growth vs. value). It can also employ leverage to accentuate market moves and hedge in an effort to control risk and manage volatility. Quantitative, top-down hedging and bottoms-up stock picking tools are used which we believe have the added benefit of reducing emotion and behavioral biases in investment decision-making.

The Fund remains a strong performer in the Lipper Alternative Global Macro category.

[1]	To derive annualized volatility, we take the standard deviation of monthly returns and multiply by the square root of 12. Volatility is a statistical measure of risk. Commonly, the higher the volatility, the riskier the security.
[2]	Max drawdown refers to maximum peak to trough drawdown measured by on the daily close.
[3]	Beta measures the correlation between portfolio returns and market returns.
[4]	Long means buying a security you think will increase in price or outperform a benchmark. Short means selling a security you think will decrease in price or underperform a benchmark.

1

INVESTMENT PHILOSOPHY

The AXS Multi-Strategy Alternatives Fund employs a risk-averse investment strategy predicated on the belief that strong long-term investment results are best achieved through the compounding of reasonable gains and the avoidance of major losses. The Fund strives to be nimble and responsive to significant market cycle changes by moving out of “harm’s way” during recessions and capitalizing on opportunistic equity strategies during stronger markets. Said another way, the Fund strives to both “manage and participate” by “de-risking” the portfolio in dangerous markets and “re-risking” or “re-engaging” the portfolio to return generating assets when markets are stronger.

INVESTMENT PROCESS

1. Long-term growth of capital

The Fund’s mandate gives it the flexibility to invest globally in any asset class, long or short. We believe, however, that owning common stocks offers the greatest opportunity to grow capital over time. We therefore start by determining if we want to be invested in stocks. We make this determination via equity exposure rules. We call this our "Risk On/Risk Off" hedging process.

If Risk is On, we become stock pickers. Last year we implemented several quantitative, equity strategies, via algorithms, to make the buy/sell decision. These algorithms are based on fundamental input and are designed to exploit opportunities in the marketplace. This is the same approach we have always used, but with emotion and behavioral bias removed from the buy sell/equation by the algorithms. Our testing of the algorithms prior to implementation demonstrated a more efficient and profitable outcome for the Fund, over long and short-term periods, past and future. As before, each strategy focuses on various factors, both fundamental (such as earnings, debt, free cash flow, dividends and industry leadership) and technical (including price, momentum, volume, volatility and breadth). Each has its own ranking system and buy/sell rules.

Most of our strategies set exposure ceilings of 25-35% on any one sector, with individual names limited to about 3%. We believe this diversification reduces sector and stock-specific risk. International allocations are made in the same manner and held in American Depositary Receipts (ADRs).

2. Preservation of capital

If Risk is Off, we will hedge using three approaches: (a) buying ETFs that act inverse to the stock market to create a market neutral or net short posture, (b) option trades that accomplish the same thing, and (3) by investing in non-correlated asset classes such as bonds, precious metals or currencies through the use of ETFs.

We also have a plan for exiting the hedge. This too is rules-based and very important. We want to get back in to the market as soon as possible in order to catch the rally off the bottom which is often the most profitable leg up in a new bull market.

3. Tax efficiency

Although not our primary focus, we build stock strategies with portfolio turnover in mind in order to maximize our chance for long-term capital gains. We want stocks we can own for several months to several years. In addition, we prefer to build strategies that hold on to winners longer, and cut losers earlier.

We also seek to reduce turnover with our hedging process. First, by using leveraged inverse ETFs or the options market to put on hedges, we are able to stay partially invested. This enables us to build a market neutral position without having to raise a lot of cash and realize gains.

2

4. Portfolio management expertise

We believe our equity exposure and stock selection expertise gives the Fund two distinct advantages over our competitors and the market.

First, our Risk On/Risk Off market exposure process tells us when to be invested in stocks. Hedging can be very tricky. Hedge too early and you get whipsawed (market resumes trend up). Remove the hedge too late and you miss the rally off the bottom. This quantitative tool gives us direction.

Second, our quantitative, fundamentally-based stock selection models tell us when to buy and sell stocks. This, as noted above, reduces both emotion and behavioral bias in the decision. We’ve found that most investors have a good buy philosophy, but poor sell discipline. Our quantitative models assist with both sides of the trade.

PERFORMANCE

Institutional shares of the Fund were down -12.43% and R-1 shares were down -12.66% for the period, trailing our benchmark HFRX by 6.34%. Notably, the Fund remained hedged in April 2020 while the HFRX gained 4.5%, accounting for most of the difference. In addition, the Fund trailed HFRX in May 2019, August 2019 and February 2020 when the stock market sold off those months.

Largest drivers of performance to the upside were our stock selections of Apple, Methode Electronics, Koppers Holdings, Take Two Interactive and KLA Corp. Largest detractors were NetApp, J2 Global, Facebook, Conduent and CorVel.

From a factor perspective, volatility and earnings variability contributed to performance, while value and small company size factors hurt performance. On this last point, very few S&P 500 stocks actually beat the S&P 500 index as the S&P 500 Equal Weight Index trailed the S&P 500 cap weight index by over 10% for the period, and the midcaps were down over 15%.

OUTLOOK

Going forward, performance is going to depend on the staying power of the market rally as it attempts to rebound from the economic carnage caused by the Coronavirus. Should the market stumble and our hedge rules become triggered, we will take defensive action again.

Faithfully yours,

Martin L Kerns, III	Parker B. Binion
CEO, Kerns Capital Management, Inc.	CIO, Kerns Capital Management, Inc.

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

3

AXS Multi-Strategy Alternatives Fund
FUND PERFORMANCE at April 30, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class R-1 shares with a similar investment in the HFRX Equity Hedge Index during the periods shown. The performance graph above is shown for the Fund Class R-1 shares. Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of April 30, 2020	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R-1	-12.66%	2.73%	3.92%	4.91%	08/04/08
Class I	-12.43%	N/A	N/A	2.83%	03/20/17
HFRX Equity Hedge Index	-6.00%	-1.14%	0.03%	-0.81%	08/04/08

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the KCM Macro Trends Fund (the “Predecessor Fund”) on October 18, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 18, 2019, reflect the performance of the Predecessor Fund.

Expense ratios for Class R-1 and Class I shares were 1.48% and 1.23%, respectively, which were the amounts stated in the current prospectus dated October 18, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

AXS Multi-Strategy Alternatives Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2020

Number of Shares		Value
	COMMON STOCKS — 19.3%
	ADVERTISING — 0.3%
2,525	Omnicom Group, Inc.	$144,001

	AIRLINES — 0.5%
11,575	Delta Air Lines, Inc.	299,908

	BIOTECHNOLOGY — 1.2%
1,925	Alexion Pharmaceuticals, Inc.*	206,880
2,650	Gilead Sciences, Inc.	222,600
2,625	United Therapeutics Corp.*	287,595
		717,075
	BUILDING MATERIALS — 0.3%
1,300	Vulcan Materials Co.	146,861

	CHEMICALS — 1.3%
7,275	Dow, Inc.	266,920
8,500	Eastman Chemical Co.	514,335
		781,255
	COMMERCIAL SERVICES — 0.4%
1,550	Verisk Analytics, Inc.	236,887

	COMPUTERS — 1.7%
1,600	Apple, Inc.	470,080
13,575	DXC Technology Co.	246,115
2,275	International Business Machines Corp.	285,649
		1,001,844
	DIVERSIFIED FINANCIAL SERVICES — 0.4%
2,650	American Express Co.	241,813

	ELECTRIC — 0.8%
2,575	Entergy Corp.	245,938
7,025	NRG Energy, Inc.	235,548
		481,486
	ELECTRONICS — 0.3%
4,550	FLIR Systems, Inc.	197,470

	HEALTHCARE-SERVICES — 1.1%
825	Anthem, Inc.	231,602
775	Humana, Inc.	295,910

5

AXS Multi-Strategy Alternatives Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTHCARE-SERVICES (Continued)
675	Laboratory Corp. of America Holdings*	$111,004
		638,516
	INSURANCE — 1.4%
4,300	Hartford Financial Services Group, Inc.	163,357
925	RenaissanceRe Holdings Ltd.1	135,059
2,375	Travelers Cos., Inc.	240,374
14,125	Unum Group	246,481
		785,271
	INTERNET — 3.3%
350	Alphabet, Inc. - Class A*	471,345
200	Amazon.com, Inc.*	494,800
2,375	Facebook, Inc. - Class A*	486,186
1,125	Netflix, Inc.*	472,331
		1,924,662
	MACHINERY-CONSTRUCTION & MINING — 0.5%
2,375	Caterpillar, Inc.	276,402

	MEDIA — 0.3%
6,400	AMC Networks, Inc. - Class A*	152,640

	MISCELLANEOUS MANUFACTURING — 1.0%
1,925	3M Co.	292,446
1,825	Parker-Hannifin Corp.	288,569
		581,015
	OFFICE/BUSINESS EQUIPMENT — 0.4%
12,650	Xerox Holdings Corp.	231,369

	PACKAGING & CONTAINERS — 0.4%
7,650	Westrock Co.	246,254

	PHARMACEUTICALS — 2.0%
2,425	AbbVie, Inc.	199,335
4,300	Cardinal Health, Inc.	212,764
950	Cigna Corp.	185,991
7,300	Herbalife Nutrition Ltd.*1	272,655
8,425	Pfizer, Inc.	323,183
		1,193,928

6

AXS Multi-Strategy Alternatives Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS — 0.3%
275	Equinix, Inc. - REIT	$185,680

	RETAIL — 0.9%
10,375	Foot Locker, Inc.	265,911
1,475	McDonald's Corp.	276,651
		542,562
	WATER — 0.5%
2,225	American Water Works Co., Inc.	270,760

	TOTAL COMMON STOCKS
	(Cost $11,500,669)	11,277,659

	EXCHANGE-TRADED FUNDS — 0.9%
7,875	Direxion Daily S&P 500 Bull 3X - ETF	281,531
7,425	ProShares UltraPro S&P 500 - ETF	281,408
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $584,719)	562,939

	SHORT-TERM INVESTMENTS — 101.6%
59,409,147	Fidelity Investments Money Market Government Portfolio - Class I, 0.147%2,3	59,409,147
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $59,409,147)	59,409,147

	TOTAL INVESTMENTS — 121.8%
	(Cost $71,494,535)	71,249,745

	Liabilities in Excess of Other Assets — (21.8)%	(12,787,477)
	TOTAL NET ASSETS — 100.0%	$58,462,268

REIT – Real Estate Investment Trusts
ETF – Exchange-Traded Fund

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	All or a portion of this security is segregated as collateral for swap agreement. As of April 30, 2020, the aggregate value of those securities was $8,391,953, representing 14.4% of net assets.
3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

7

AXS Multi-Strategy Alternatives Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2020

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Reference Entity	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cowen	Cowen Financial Product - AXS Multi-Strat Long	Receive	OBRF01*	Monthly	8/12/2020	$11,568,152	$-	$638,619
Cowen	Cowen Financial Product - AXS Multi-Strat Short	Pay	OBRF01*	Monthly	8/12/2020	(11,992,288)	-	(1,030,297)
TOTAL EQUITY SWAP CONTRACTS								$(391,678)

*	OBFR01 - Overnight Bank Funding Rate, 0.04% as of April 30, 2020.

Equity Swap Top 50 Holdings
Cowen Financial Product - AXS Multi-Strat Long	EQUITIES

Number of Shares	Description	Notional Value	Percentage of Equity Swap's Notional Amount
27,750	Invesco QQQ ETF	$6,074,753	52.51%
110,000	Invesco S&P 500 Low Volatility ETF	5,493,400	47.49%

Cowen Financial Product - AXS Multi-Strat Short	EQUITIES

Number of Shares	Description	Value	Percentage of Equity Swap's Notional Amount
(45,000)	iShares S&P 100 ETF	(6,008,400)	50.10%
(20,600)	SPDR S&P 500 ETF	(5,983,888)	49.90%

See accompanying Notes to Financial Statements.

8

AXS Multi-Strategy Alternatives Fund
SUMMARY OF INVESTMENTS
As of April 30, 2020

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Internet	3.3%
Pharmaceuticals	2.0%
Computers	1.7%
Insurance	1.4%
Chemicals	1.3%
Biotechnology	1.2%
Healthcare-Services	1.1%
Miscellaneous Manufacturing	1.0%
Retail	0.9%
Electric	0.8%
Water	0.5%
Airlines	0.5%
Machinery-Construction & Mining	0.5%
Diversified Financial Services	0.4%
Packaging & Containers	0.4%
Commercial Services	0.4%
Office/Business Equipment	0.4%
Media	0.3%
REITS	0.3%
Electronics	0.3%
Building Materials	0.3%
Advertising	0.3%
Total Common Stocks	19.3%
Exchange-Traded Funds	0.9%
Short-Term Investments	101.6%
Total Investments	121.8%
Liabilities in Excess of Other Assets	(21.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

9

AXS Multi-Strategy Alternatives Fund

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2020

Assets:
Investments, at value (cost $71,494,535)	$71,249,745
Receivables:
Fund shares sold	59,961
Dividends and interest	15,583
Prepaid expenses	49,651
Total assets	71,374,940

Liabilities:
Payables:
Investment securities purchased	12,085,388
Fund shares redeemed	149,438
Unrealized depreciation on open swap contracts	391,678
Due to broker - swaps	160,392
Advisory fees	53,968
Distribution fees (Note 6)	4,371
Fund accounting and administration fees	15,865
Transfer agent fees and expenses	7,638
Sub-transfer agent fees and expenses	2,957
Custody fees	8,363
Auditing fees	24,821
Legal fees	1,867
Trustees' deferred compensation (Note 3)	1,824
Shareholder reporting fees	1,366
Trustees' fees and expenses	934
Chief Compliance Officer fees	191
Accrued other expenses	1,611
Total liabilities	12,912,672

Net Assets	$58,462,268

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$64,924,980
Total accumulated deficit	(6,462,712)
Net Assets	$58,462,268

Maximum Offering Price per Share:
Class R-1 Shares:
Net assets applicable to shares outstanding	$14,585,720
Shares of beneficial interest issued and outstanding	1,465,919
Redemption price per share	$9.95

Class I Shares:
Net assets applicable to shares outstanding	$43,876,547
Shares of beneficial interest issued and outstanding	4,398,943
Redemption price per share	$9.97

See accompanying Notes to Financial Statements.

10

AXS Multi-Strategy Alternatives Fund

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2020

Investment Income:
Dividends	$915,242
Interest	134,185
Total investment income	1,049,427

Expenses:
Advisory fees	818,010
Distribution fees - Class R-1(Note 6)	146,767
Fund accounting and administration fees	96,326
Transfer agent fees and expenses	23,318
Sub-transfer agent fees and expenses	15,945
Custody fees	18,771
Registration fees	34,743
Auditing fees	27,622
Chief Compliance Officer fees	14,414
Trustees' fees and expenses	12,794
Legal fees	10,602
Insurance fees	7,206
Shareholder reporting fees	5,429
Miscellaneous	2,693
Total expenses	1,234,640
Fees paid indirectly (Note 3)	(2,857)
Net expenses	1,231,783
Net investment loss	(182,356)

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(2,600,963)
Swap contracts	(2,528,434)
Net realized loss	(5,129,397)
Net change in unrealized appreciation/depreciation on:
Investments	(4,133,581)
Swap contracts	(391,678)
Net change in unrealized appreciation/depreciation	(4,525,259)
Net realized and unrealized loss	(9,654,656)

Net Decrease in Net Assets from Operations	$(9,837,012)

See accompanying Notes to Financial Statements.

11

AXS Multi-Strategy Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2020[1]	For the Year Ended April 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(182,356)	$(18,231)
Net realized gain (loss) on investments and swap contracts	(5,129,397)	4,585,206
Net change in unrealized appreciation/depreciation on investments and swap contracts	(4,525,259)	31,594
Net increase (decrease) in net assets resulting from operations	(9,837,012)	4,598,569

Distributions to Shareholders:
Distributions:
Class R-1	(239,097)	(14,979,546)
Class I	(579,979)	(101,796)
Total distributions to shareholders	(819,076)	(15,081,342)

Capital Transactions:
Net proceeds from shares sold:
Class R-1	4,838,789	26,878,991
Class I	70,226,126	-
Reinvestment of distributions:
Class R-1	237,859	14,830,205
Class I	579,979	101,796
Cost of shares redeemed:
Class R-1	(83,269,760)	(18,808,087)
Class I	(21,287,319)	(125,000)
Capital contribution from a predecessor affiliate (Note 3)	43,948	-
Net increase (decrease) in net assets from capital transactions	(28,630,378)	22,877,905

Total increase (decrease) in net assets	(39,286,466)	12,395,132

Net Assets:
Beginning of period	97,748,734	85,353,602
End of period	$58,462,268	$97,748,734

Capital Share Transactions:
Shares sold:
Class R-1	436,570	2,288,825
Class I	6,299,413	-
Shares reinvested:
Class R-1	21,256	1,343,316
Class I	51,784	9,196
Shares redeemed:
Class R-1	(7,461,647)	(1,548,341)
Class I	(1,992,795)	(11,052)
Net increase (decrease) in capital share transactions	(2,645,419)	2,081,944

[1]	With the Plan of Reorganization with respect to the KCM Macro Trends Fund, Class R-1 and Institutional Class shareholders received Class R-1 and Class I shares of the AXS Multi-Strategy Alternatives Fund, respectively, effective as of the close of business on October 18, 2019. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

12

AXS Multi-Strategy Alternatives Fund

FINANCIAL HIGHLIGHTS

Class R-1*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.49	$13.28	$12.80	$11.56	$12.57
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	- [2]	0.03	0.04	(0.04)
Net realized and unrealized gain (loss)	(1.41)	0.61	2.15	1.64	(0.90)
Total from investment operations	(1.44)	0.61	2.18	1.68	(0.94)

Less Distributions:
From net investment income	-	-	(0.05)	-	(0.02)
From net realized gain	(0.10)	(2.40)	(1.65)	(0.44)	(0.05)
Total distributions	(0.10)	(2.40)	(1.70)	(0.44)	(0.07)

Net asset value, end of period	$9.95	$11.49	$13.28	$12.80	$11.56

Total return[3]	(12.66)%[4]	5.34%	17.25%	14.70%	(7.50)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,586	$97,281	$84,790	$81,999	$83,291

Ratio of expenses to average net assets	1.58%	1.68%	1.64%	1.62%	1.55%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.02)%	0.24%	0.31%	(0.30)%

Portfolio turnover rate	727%	838%	534%	318%	437%

*	Financial information from April 30, 2015 through October 18, 2019 is for the KCM Macro Trends Fund, which was reorganized into the AXS Multi-Strategy Alternatives Fund as of the close of business on October 18, 2019. See Note 1 in the accompanying Notes to Financial Statements.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns are historic in nature and assume the reinvestment of all dividends and capital gain distributions if any.

[4]	A predecessor affiliate reimbursed the Fund $43,948 for losses on pricing error. The payment had a positive 0.09% impact to the total return.

See accompanying Notes to Financial Statements.

13

AXS Multi-Strategy Alternatives Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,			For the Period March 20, 2017**
	2020	2019	2018	through April 30, 2017
Net asset value, beginning of period	$11.53	$13.28	$12.80	$12.77
Income from Investment Operations:
Net investment income[1]	- [2]	0.02	0.04	- [2]
Net realized and unrealized gain (loss)	(1.41)	0.63	2.18	0.03
Total from investment operations	(1.41)	0.65	2.22	0.03

Less Distributions:
From net investment income	(0.05)	-	(0.09)	-
From net realized gain	(0.10)	(2.40)	(1.65)	-
Total distributions	(0.15)	(2.40)	(1.74)	-

Net asset value, end of period	$9.97	$11.53	$13.28	$12.80

Total return[3]	(12.43)%[7]	5.65%	17.49%	0.23%[4]

Ratios and Supplemental Data:
Net assets, end of period[6]	$43,876,547	$467,278	$563,187	$15

Ratio of expenses to average net assets	1.31%	1.51%	1.63%	1.37%[5]
Ratio of net investment income (loss) to average net assets	(0.03)%	0.18%	0.31%	0.00%[5]

Portfolio turnover rate	727%	838%	534%	318%[4]

*	Financial information from March 20, 2017 through October 18, 2019 is for the KCM Macro Trends Fund, which was reorganized into the AXS Multi-Strategy Alternatives Fund as of the close of business on October 18, 2019. On October 21, 2019, Institutional Class shares were re-designated into Class I Shares. See Note 1 in the accompanying Notes to Financial Statements.
**	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns are historic in nature and assume the reinvestment of all dividends and capital gain distributions if any.
[4]	Not annualized.
[5]	Annualized.
[6]	Amount is actual; not presented in thousands.
[7]	Payment by a predecessor affiliate had no impact to the total return (Note 3).

See accompanying Notes to Financial Statements.

14

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2020

Note 1 – Organization

AXS Multi-Strategy Alternatives Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk.

The Fund commenced investment operations on October 21, 2019 with Class R-1 and Class I shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the KCM Macro Trends Fund (the "Predecessor Fund"), a series of Northern Lights Fund Trust, which offered two classes of shares, Class R-1 and Institutional Class, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trusts Board on June 14, 2019, by the Board of Northern Lights Fund Trust on June 17, 2019, and by beneficial owners of the Predecessor Fund on October 17, 2019. The tax-free reorganization was accomplished on October 18, 2019. Upon closing of the Plan of Reorganization, Institutional Class shares were designated to Class I shares. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class R-1	7,643,433	$84,119,077
Class I	67,002	$740,865

The net unrealized appreciation of investments transferred was $2,594,449 as of the date of the acquisition.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

15

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

(b) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(c) Equity Swaps (Total Return Swaps)

The Fund may enter into equity swap contracts for hedging or investment purposes. Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. In these cases, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. When the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’ return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

16

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’ current obligations.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Advisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial. As of April 30, 2020, open swap agreements are shown in the Schedule of Investments.

(d) Short-Term Investments

The Fund invests a significant amount (101.6% as of April 30, 2020) in the Fidelity Investments Money Market Government Portfolio (“FIGXX”). FIGXX Invests in U.S. Government securities and/or repurchase agreements that are collateralized fully, U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury, and investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments. FIGXX may invest at least 85% of its assets in U.S. Government securities and repurchase agreements for those securities.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2020 Annual report of FIGXX was 0.18%.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

17

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

(f) Federal Income Tax

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of April 30, 2020, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

18

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). The Advisor has engaged Kerns Capital Management, Inc. (“KCM” or the “Sub-Advisor”) to manage the Fund’s overall investment program and pays the Sub-Advisor from its advisory fees.

Under the terms of the Agreement, the Fund pays twice a month investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.68% and 1.51% of the average daily net assets of Class R-1 and Class I shares, respectively, of the Fund. This agreement is effective until October 19, 2021 and it may be terminated before that date only by the Trust’s Board of Trustees.

Prior to the close of business on October 18, 2019, investment advisory services were provided to the Predecessor Fund by Kerns Capital Management, Inc. (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the Predecessor Fund. The investment advisory fees, which were computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. As of April 30, 2020, no fees have been waived.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Fund’s custodian. Prior to the close of business on October 18, 2019, Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (“NLD”), served as the Predecessor Fund’s administrator, fund accountant, and transfer agent and Fifth Third Bank served as the Predecessor Fund’s Custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended April 30, 2020 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). Prior to the close of business on October 18, 2019, NLD served as the Predecessor Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

19

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to the close of business on October 18, 2019, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and NLD, served as the CCO to Northern Lights Fund Trust. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2020, are reported on the Statement of Operations.

The Predecessor Fund’s administrator reimbursed the Fund $43,948 for losses incurred by the Fund related to an operational error during the year ended April 30, 2020. The amounts are reported on the Fund’s Statement of Changes under the caption “Capital contribution from a predecessor affiliate".

Note 4 – Federal Income Taxes

At April 30, 2020, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$71,582,064
Gross unrealized appreciation	56,297
Gross unrealized depreciation	(388,616)
Net unrealized depreciation on investments	$(332,319)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Multi-Strategy Alternatives Fund	$(375,603)	$375,603

20

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

As of April 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(5,738,715)
Unrealized depreciation on investments	(332,319)
Unrealized depreciation on swaps	(391,678)
Total accumulated deficit	$(6,462,712)

The tax character of the distributions paid during the fiscal years ended April 30, 2020, and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$-	$10,948,056
Net long-term capital gains	625,829	4,133,286
Return of capital	193,247	-
Total distributions paid	$819,076	$15,081,342

As of April 30, 2020, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short term	$5,738,715
Long term	-
Total	$5,738,715

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions

Note 5 – Investment Transactions

For the year ended April 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, were $491,171,758 and $570,393,924, respectively.

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Class R-1 shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I shares do not pay any distribution fees.

Prior to the close of business on October 18, 2019, the Predecessor Fund adopted a distribution plan pursuant to Rule 12b-1 with respect to Class R-1 and Institutional Class shares. Pursuant to the Plan, the Predecessor Fund paid NLD 0.25% and 0.00% of average daily net assets attributable to Class R-1 and Institutional Class shares, respectively.

21

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

For the period May 1, 2019 to October 18, 2019, the Predecessor Fund paid NLD $106,413 with respect to Class R-1 shares under the distribution plan. Subsequently, the Fund paid IMST Distributors, LLC $40,354. For the year ended April 30, 2020, the total of distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

22

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Investments[1]	$11,277,659	$-	$-	$11,277,659
Exchange-Traded Funds	562,939	-	-	562,939
Short-Term Investments	59,409,147	-	-	59,409,147
Total Investments	$71,249,745	$-	$-	$71,249,745
Other Financial Instruments**
Swap Contracts	-	638,619	-	638,619
Total Assets	$71,249,745	$638,619	$-	$71,888,364
Liabilities
Other Financial Instruments**
Swap Contracts	$-	$1,030,297	$-	$1,030,297
Total Liabilities	$-	$1,030,297	$-	$1,030,297

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.
**	Other financial instruments are derivative instruments such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 9 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position and performance. The Fund invested in swap contracts during the year ended April 30, 2020.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of April 30, 2020, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Value
Equity Contracts	Unrealized appreciation/depreciation on open swap contracts	$638,619	$1,030,297

23

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2020, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Derivatives not designated as hedging instruments		Total
Equity Contracts	Swap Contracts	$(2,528,434)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations
Derivatives not designated as hedging instruments		Total
Equity Contracts	Swap Contracts	$(391,678)

The average quarterly volume of derivative instruments held by the Fund during the fiscal year ended April 30, 2020 are as follows.

Derivatives not designated as hedging instruments			Total
Equity Contracts	Swap Contracts - Long	Average Notional Amount	$8,693,032
Equity Contracts	Swap Contracts - Short	Average Notional Amount	(8,641,980)

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

24

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

It is the Fund's policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of swap contracts. As of April 30, 2020, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities as of April 30, 2020.

				Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral*	Net Amount
Unrealized depreciation on open swap contracts	$(1,030,297)	$638,619	$(391,678)	$391,678	$-	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

25

AXS Multi-Strategy Alternatives Fund

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2020

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Investment Managers Series Trust II

and the Shareholders of AXS Multi-Strategy Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AXS Multi-Strategy Alternatives Fund (formerly KCM Macro Trends Fund) (the Fund) as of April 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended April 30, 2018, April 30, 2017 and April 30, 2016 for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated June 27, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more AXS Investments LLC advised investment companies since 2010.

Denver, Colorado

June 29, 2020

27

AXS Multi-Strategy Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the Fund designates $625,829 as a 20% rate gain distribution for purposes of the dividends paid deduction for the year ended April 30, 2020.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (833) 297-2587. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	5	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	5	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	5	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust, a registered investment company (includes 53 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

28

AXS Multi-Strategy Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	5	Investment Managers Series Trust, a registered investment company (includes 53 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	5	Cliffwater Corporate Lending Fund, a registered investment company; GAI Corbin Multi Strategy Fund, a closed-end investment company; and GAI Agility Income Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – 2019), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

29

AXS Multi-Strategy Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

		N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 13 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS Alternative Growth Fund, AXS Chesapeake Strategy Fund, AXS Aspect Core Diversified Strategy Fund and AXS Managed Futures Strategy Fund which are offered in separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

30

AXS Multi-Strategy Alternatives Fund

EXPENSE EXAMPLE

For the Six Months Ended April 30, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or 12b-1 fees (Class R-1 only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		11/1/19	4/30/20	11/1/19 – 4/30/20
Class R-1*	Actual Performance	$ 1,000.00	$ 902.40	$ 7.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.07	7.86
Class I*	Actual Performance	1,000.00	904.10	6.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.97	6.95

*	Expenses are equal to the Fund’s annualized expense ratios of 1.57% and 1.39% for Class R-1 and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

31

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AXS Multi-Strategy Alternatives Fund

A series of Investment Managers Series Trust II

Investment Advisor

AXS Investments LLC

181 Westchester Avenue, Unit 402

Port Chester, New York 10573

Sub-Advisor

Kerns Capital Management, Inc.

9821 Katy Freeway, Suite 400

Houston, Texas 77024

Independent Registered Public Accounting Firm

RSM US LLP

555 17th Street, Suite 1200

Denver, Colorado 80202

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AXS Multi-Strategy Alternatives Fund – Class I	KCMIX	46141T 455
AXS Multi-Strategy Alternatives Fund – Class R-1	KCMTX	46141T 448

Privacy Principles of the AXS Multi-Strategy Alternatives Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS Multi-Strategy Alternatives Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (833) 297-2587 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (833) 297-2587.

AXS Multi-Strategy Alternatives Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (833) 297-2587

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2020	FYE 4/30/2019
Audit Fees	$14,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$4,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2020	FYE 4/30/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 4/30/2020	FYE 4/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	7/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	7/9/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	7/9/2020